United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2023

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Capital Market

Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Capital Market

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As approved by its stockholders at the Annual Meeting of Stockholders (the “Meeting”) held on November 6, 2023, Digital Health Acquisition Corp. (the “Company”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated as of November 3, 2021, as amended on October 26, 2022, with Continental Stock Transfer & Trust Company on November 6, 2023. Pursuant to the Trust Amendment, the date by which the Company must complete a business combination is extended from November 8, 2023 up to four times, each by an additional three months, for an aggregate of an additional twelve months up to November 8, 2024, or such earlier date as determined by the board of directors (the “Board”).

A copy of the Trust Amendment is attached to this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (a) extend the date by which the Company must consummate a Business Combination (as defined in the Certificate of Incorporation) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 up to November 8, 2024) or such earlier date as determined by the Board; and (b) permit stockholders to act by written consent in compliance with Section 228 of the Delaware General Corporation Law in lieu of a meeting.

The amendment to the Certificate of Incorporation became effective upon filing with, and acceptance for record by, the Secretary of State of Delaware on November 6, 2023. A copy of the amendment to our Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on November 6, 2023. On September 29, 2023, the record date for the Meeting, there were 4,183,123 shares of common stock of the Company entitled to be voted at the Meeting, of which 3,696,123 shares were represented via live webcast or by proxy, which constituted quorum for the transaction of business. Proxies for the Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation.

For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the SEC on October 17, 2023. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Meeting are as follows:

Proposal 1: Charter Amendment Proposal

Amendment of the Company’s Certificate of Incorporation to extend the business combination period from November 8, 2023 up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months up to November 8, 2024, or such earlier date as determined by the Board. Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding common stock. The Charter Amendment Proposal was approved by a vote of stockholders as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,694,592	1,531	0	-

Proposal 2: Trust Amendment Proposal

Amendment of the Company’s investment management trust agreement, dated as of November 3, 2021, and as amended on October 26, 2022, by and between the Company and Continental Stock Transfer & Trust Company to (i) allow the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months up to November 8, 2024, and (ii) update certain defined terms in the Trust Agreement. Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding common stock. The Trust Amendment Proposal was approved by a vote of stockholders as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,694,592	1,531	0	-

Proposal 3: Written Consent Proposal

Amendment of the Company’s Certificate of Incorporation to allow stockholders to act by written consent. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding common stock. The Written Consent Proposal was approved by a vote of stockholders as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,694,592	1,531	0	-

Proposal 4: Directors Proposal

Election of five directors to serve for a one-year term ending as of the annual meeting in 2024 or until his successor is duly elected and qualified. Directors are elected by the affirmative vote of a plurality of the shares of the common stock present by virtual attendance or represented by proxy and entitled to vote at the Meeting. The Directors Proposal was approved by a vote of stockholders as follows:

	FOR	WITHHOLD
Scott Wolf	3,696,023	100
Kevin Loudermilk	3,696,023	100
Frank Ciufo	3,696,023	100
George McNellage	3,696,023	100
Scott Metzger	3,694,592	1,531

Proposal 5: Auditor Proposal

Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Ratification required the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The ratification was approved a vote of stockholders as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,696,023	100	0	-

Proposal 6: Adjournment Proposal

Adjournment of the special meeting to a later date or dates, if necessary to solicit additional votes for any proposal(s) or to establish a quorum. The Adjournment Proposal was approved by a vote of stockholders as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,694,592	1,531	0	-

Item 8.01	Other Events

In connection with the shareholders’ vote at the Meeting, 579,157 shares of Common Stock were tendered for redemption. Furthermore, pursuant to the amended charter, on November 6, 2023, the Company extended the period of time it has to consummate its business combination by three months from November 8, 2023 to February 8, 2024 (the “Extension”). The Extension is the first of up to four three-month extensions permitted under the amended charter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Digital Health Acquisition Corp. dated November 6, 2023
10.1	Second Amendment to Investment Management Trust Agreement dated November 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2023

DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman